Exhibit 99.1

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Balance Sheet

(Expressed in U.S. dollar, except for the number of shares)

As of June 30, 2024

	June 30, 2024	Pro Forma adjustments	June 30, 2024
	Consolidated	disposal of XXTX	Pro Forma Consolidated
	(Unaudited)	(Unaudited)	(Unaudited)
		(a)
ASSETS
Current assets
Cash and cash equivalents	$748,869	$(34,588)	$714,281
Restricted cash	2,588	-	2,588
Accounts receivable, net	20,156	(8,103)	12,053
Accounts receivable, a related party	1,878	-	1,878
Finance lease receivables, current	179,356	-	179,356
Prepayments, other receivables and other current assets, net	1,001,171	(275,894)	725,277
Due from related parties, net, current	319,679	(3,986)	315,693
Total current assets	2,273,697	(322,571)	1,951,126

Property and equipment, net	2,341,445	(892)	2,340,553

Other assets
Operating lease right-of-use assets, net	51,489	-	51,489
Operating lease right-of-use assets, net, a related party	37,060	-	37,060
Financing lease right-of-use assets, net	294,241	-	294,241
Intangible assets, net	548,671	(117,421)	431,250
Finance lease receivable, non-current	102,192	-	102,192
Due from a related party, net, non-current	2,922,894	-	2,922,894
Other non-current assets	635,733	-	635,733
Total other assets	4,592,280	(117,421)	4,474,859

Total assets	$9,207,422	$(440,884)	$8,766,538

LIABILITIES, MEZZANNIE EQUITY AND EQUITY
Current liabilities
Borrowings from a financial institution, current	$141,536	$(141,536)	$-
Accounts payable	152,784	(45,125)	107,659
Advances from customers	123,350	-	123,350
Income tax payable	19,889	-	19,889
Accrued expenses and other liabilities	3,803,459	(231,897)	3,571,562
Due to related parties	194,707	-	194,707
Operating lease liabilities, current	14,104	-	14,104
Operating lease liabilities -a related party	51,993	-	51,993
Financing lease liabilities, current	331,462	-	331,462
Derivative liabilities	297,120	-	297,120
Current liabilities - discontinued operations	461,005	-	461,005
Total current liabilities	5,591,409	(418,558)	5,172,851

Other liabilities
Borrowings from a financial institution, non-current	35,384	(35,384)	-
Operating lease liabilities, non-current	15,334	-	15,334
Financing lease liabilities, non-current	63,368	-	63,368
Deferred tax liability	9,413	(9,413)	-
Total other liabilities	123,499	(44,797)	78,702

Total liabilities	5,714,908	(463,355)	5,251,553

Commitments and contingencies

Mezzanine Equity
Series A convertible preferred stock (par value $1,000 per share, 5,000 shares authorized; 991 shares issued and outstanding at June 30, 2024)	234,364	-	234,364

Stockholders’ equity
Common stock (par value $0.0001 per share, 500,000,000 shares authorized; 10,518,040 shares issued and outstanding at June 30, 2024 )	1,051	-	1,051
Additional paid-in capital	43,950,123	-	43,950,123
Accumulated deficit	(42,057,688)	393,980	(41,663,708)
Accumulated other comprehensive loss	(1,734,325)	(371,509)	(2,105,834)
Total Senmiao Technology Limited stockholders’ equity	159,161	22,471	181,632

Non-controlling interests	3,098,989	-	3,098,989

Total equity	3,258,150	22,471	3,280,621

Total liabilities, mezzanine equity and equity	$9,207,422	$(440,884)	$8,766,538

The Unaudited Pro Forma Financial Information include the following pro forma adjustments to give effect to the disposal of XXTX:

(a)	To eliminate assets and liabilities of XXTX and its subsidiaries as of June 30, 2024.

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Balance Sheet

(Expressed in U.S. dollar, except for the number of shares)

As of March 31, 2024

	3/31/2024	Pro Forma adjustments	3/31/2024
	Consolidated	disposal of XXTX	Pro Forma Consolidated
	(Audited)	(Unaudited)	(Unaudited)
		a
ASSETS
Current assets
Cash and cash equivalents	$792,299	$(54,580)	$737,719
Restricted cash	2,337	-	2,337
Accounts receivable, net	34,013	(14,130)	19,883
Finance lease receivables, current	144,166	-	144,166
Prepayments, other receivables and other current assets, net	1,022,813	(344,444)	678,369
Due from related parties, net, current	655,532	(6,368)	649,164
Total current assets	2,651,160	(419,522)	2,231,638

Property and equipment, net	2,676,524	(1,266)	2,675,258

Other assets
Operating lease right-of-use assets, net	60,862	-	60,862
Operating lease right-of-use assets, net, a related party	47,128	-	47,128
Financing lease right-of-use assets, net	355,383	-	355,383
Intangible assets, net	590,727	(140,698)	450,029
Finance lease receivable, non-current	92,524	-	92,524
Due from a related party, net, non-current	2,747,313	-	2,747,313
Other non-current assets	639,863	-	639,863
Total other assets	4,533,800	(140,698)	4,393,102

Total assets	$9,861,484	$(561,486)	$9,299,998

LIABILITIES, MEZZANNIE EQUITY AND EQUITY
Current liabilities
Borrowings from a financial institution, current	$142,456	$(142,456)	$-
Accounts payable	140,532	(44,129)	96,403
Advances from customers	122,461	-	122,461
Income tax payable	20,019	-	20,019
Accrued expenses and other liabilities	3,648,407	(366,405)	3,282,002
Due to related parties	170,986	-	170,986
Operating lease liabilities, current	14,007	-	14,007
Operating lease liabilities -a related party	51,741	-	51,741
Financing lease liabilities, current	279,768	-	279,768
Derivative liabilities	288,833	-	288,833
Current liabilities - discontinued operations	464,000	-	464,000
Total current liabilities	5,343,210	(552,990)	4,790,220

Other liabilities
Borrowings from a financial institution, non-current	71,228	(71,228)	-
Operating lease liabilities, non-current	20,430	-	20,430
Financing lease liabilities, non-current	126,637	-	126,637
Deferred tax liability	11,611	(11,611)	-
Total other liabilities	229,906	(82,839)	147,067

Total liabilities	5,573,116	(635,829)	4,937,287

Commitments and contingencies

Mezzanine Equity
Series A convertible preferred stock (par value $1,000 per share, 5,000 shares authorized; 991 shares issued and outstanding at March 31, 2024)	234,364	-	234,364

Stockholders’ equity

Common stock (par value $0.0001 per share, 500,000,000 shares authorized; 10,518,040 shares issued and outstanding at March 31, 2024 )*	1,051	-	1,051
Additional paid-in capital	43,950,123	-	43,950,123
Accumulated deficit	(41,384,268)	443,712	(40,940,556)
Accumulated other comprehensive loss	(1,672,005)	(369,369)	(2,041,374)
Total Senmiao Technology Limited stockholders’ equity	894,901	74,343	969,244

Non-controlling interests	3,159,103	-	3,159,103

Total equity	4,054,004	74,343	4,128,347

Total liabilities, mezzanine equity and equity	$9,861,484	$(561,486)	$9,299,998

The Unaudited Pro Forma Financial Information include the following pro forma adjustments to give effect to the disposal of XXTX:

(a)	To eliminate assets and liabilities of XXTX and its subsidiaries as of March 31, 2024.

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Statement of Operations

(Expressed in U.S. dollar, except for the number of shares)

For the Three Months Ended June 30, 2024

	Consolidated	Pro Forma adjustments	Pro Forma Adjustment	Pro Forma Consolidated
	(Unaudited)	disposal of XXTX	Reverse elimination related to XXTX	(Unaudited)
		(a)	(b)
Revenues
Revenues	$1,117,157	$(243,391)	$678	$874,444
Revenues, a related party	5,243	-	-	5,243
Total revenues	1,122,400	(243,391)	678	879,687

Cost of revenues
Cost of revenues	(800,238)	175,826	-	(624,412)
Cost of revenues, a related party	(1,627)	-	-	(1,627)
Total cost of revenues	(801,865)	175,826	-	(626,039)

Gross profit	320,535	(67,565)	678	253,648

Operating expenses
Selling, general and administrative expenses	(940,268)	87,448	(678)	(853,498)
Provision for credit losses	(173,441)	-	-	(173,441)
Total operating expenses	(1,113,709)	87,448	(678)	(1,026,939)

Loss from operations	(793,174)	19,883	-	(773,291)

Other income (expense)
Other income, net	47,656	3,803	-	51,459
Interest expense	(5,860)	5,860	-	-
Interest expense on finance leases	(5,088)	-	-	(5,088)
Change in fair value of derivative liabilities	(8,287)	-	-	(8,287)
Total other income, net	28,421	9,663	-	38,084

Loss before income taxes	(764,753)	29,546	-	(735,207)

Income tax benefit	1,935	(1,935)	-	-

Net Loss	(762,818)	27,611	-	(735,207)

Net loss attributable to non-controlling interests from operations	89,398	-	-	89,398

Net loss attributable to the Company’s stockholders	$(673,420)	$27,611	$-	$(645,809)

Net loss	$(762,818)	$27,611	$-	$(735,207)

Other comprehensive loss
Foreign currency translation adjustment	(33,036)	2,140	-	(30,896)

Comprehensive loss	(795,854)	29,751	-	(766,103)

less: Total comprehensive loss attributable to noncontrolling interests	(60,114)	-	-	(60,114)

Total comprehensive loss attributable to stockholders	$(735,740)	$29,751	$-	$(705,989)

Weighted average number of common stock
Basic and diluted	10,518,040	10,518,040	10,518,040	10,518,040
Net loss per share - basic and diluted	$(0.06)	$0.00	$-	$(0.07)

The Unaudited Pro Forma Financial Information include the following pro forma adjustments to give effect to the disposal of XXTX:

(a)	To eliminate revenue, costs of revenue, operating and other expenses of XXTX and its subsidiaries for the three months ended June 30, 2024.

(b)	Reflect the reversal of intercompany transaction between XXTX and other entities in Senmiao Group for the three months ended June 30, 2024 as a result of deposal of XXTX.

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Statement of Operations

(Expressed in U.S. dollar, except for the number of shares)

For the Year Ended March 31, 2024

	Consolidated	Pro Forma adjustments	Pro Forma Adjustment	Pro Forma Consolidated
	(Audited)	Disposal of XXTX	Reverse elimination related to XXTX	(Unaudited)
		(a)	(b)
Revenues
Revenues	$6,779,686	$(2,494,397)	$68,362	$4,353,651
Revenues, a related party	34,742	-	-	34,742
Total revenues	6,814,428	(2,494,397)	68,362	4,388,393

Cost of revenues
Cost of revenues	(4,781,009)	1,858,557	-	(2,922,452)
Cost of revenues, a related party	(472,848)	-	-	(472,848)
Total cost of revenues	(5,253,857)	1,858,557	-	(3,395,300)

Gross profit	1,560,571	(635,840)	68,362	993,093

Operating expenses
Selling, general and administrative expenses	(4,115,436)	1,053,585	(68,362)	(3,130,213)
Provision for credit losses	(1,725,746)	-	-	(1,725,746)
Stock-based compensation	(444,300)	-	-	(444,300)
Total operating expenses	(6,285,482)	1,053,585	(68,362)	(5,300,259)

Loss from operations	(4,724,911)	417,745	-	(4,307,166)

Other income (expense)
Other income, net	315,450	42,742	-	358,192
Interest expense	(17,630)	17,116	-	(514)
Interest expense on finance leases	(29,088)	-	-	(29,088)
Change in fair value of derivative liabilities	212,949	-	-	212,949
Total other income, net	481,681	59,858	-	541,539

Loss before income taxes	(4,243,230)	477,603	-	(3,765,627)

Income tax benefit (expense)	9,016	(29,222)		(20,206)

Net Loss	(4,234,214)	448,381	-	(3,785,833)

Net loss attributable to non-controlling interests from operations	565,240	-	-	565,240

Net loss attributable to the Company’s stockholders	$(3,668,974)	$448,381	$-	$(3,220,593)

Net loss	$(4,234,214)	$448,381	$-	$(3,785,833)

Other comprehensive loss
Foreign currency translation adjustment	(418,784)	1,203	-	(417,581)

Comprehensive loss	(4,652,998)	449,584	-	(4,203,414)

less: Total comprehensive loss attributable to noncontrolling interests	(527,591)	-	-	(527,591)

Total comprehensive loss attributable to stockholders	$(4,125,407)	$449,584	$-	$(3,675,823)

Weighted average number of common stock
Basic and diluted	8,863,190	8,863,190	8,863,190	8,863,190
Net loss per share - basic and diluted	$(0.41)	$0.05	$-	$(0.43)

The Unaudited Pro Forma Financial Information include the following pro forma adjustments to give effect to the disposal of XXTX:

(a)	To eliminate revenue, costs of revenue, operating and other expenses of XXTX and its subsidiaries for the year ended March 31, 2024.

(b)	Reflect the reversal of intercompany transaction between XXTX and other entities in Senmiao Group for the year ended March 31, 2024 as a result of deposal of XXTX.

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